SCHEDULE 14C INFORMATION

                    Information Statement Pursuant to Section
                             14(c) of the Securities
                              Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]    Preliminary Information Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14c-5(d)(2)
[ ]    Definitive Information Statement

       NUWEB SOLUTIONS, INC. (FORMERLY KNOWN AS THE CONTINUUM GROUP, INC.)
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1)      Title of each class of securities to which transaction applies:

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       2)      Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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       4)      Proposed maximum aggregate value of transaction:

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       5)      Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)      Amount Previously Paid:

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          2)      Form, Schedule or Registration Statement No.:

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          3)      Filing Party:

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          4)      Date Filed:

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                              NUWEB SOLUTIONS, INC.

                              INFORMATION STATEMENT
                              ---------------------


         This Information Statement is being furnished on or about July 9, 2002 by the board of directors of Nuweb Solutions, Inc. (the "Company"), a Delaware corporation, to record owners of common stock as of the record date of July 3, 2002 (the "Record Date") in connection with the written consents (the "Consents"), attached hereto as Exhibit A, of the holders of the majority of the Company in lieu of holding a meeting. The Consents were signed by holders of a majority of common stock of the Company on July 2, 2002. The Consents represents approval by holders of a majority of the outstanding shares of common stock of the Company to: (i) adopt new by-laws (the "By-Laws") in the form attached hereto as Exhibit B and repeal all other by-laws, (ii) elect Irving Marcus and Linda Marcus as directors of the Company, (iii) prohibit the Company from issuing any shares of common or preferred stock until the Company's certificate of incorporation is reinstated by the Delaware Secretary of State, and (iv) amend the Company's certificate of incorporation upon reinstatement so as to prohibit the issuance of common or preferred stock of the Company without approval by a majority of the outstanding shares of common stock of the Company eligible to be cast on the matter.


                         WE ARE NOT ASKING FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY



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                             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------------------------------------------

As of the Record Date there were 25,214,587 shares of common stock outstanding, each of which is entitled to one vote. The following table sets forth, as of the Record Date, the number of shares of common stock of the Company owned by (i) those persons known by the Company to be owners of more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group:

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                                                 Number of Shares of
Name and Address of                                 Common Stock                    Percentage of Common Stock
 Beneficial Owner                                Beneficially Owned(1)                     Outstanding
-------------------------------------------------------------------------------------------------------------------

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Andrew Chandler                                      16,230,000                               64.4%
2399 N. Federal Highway
Suite D
Boca Raton, FL 33431(2)
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Performance Capital Investments, LLC                  5,009,590                               19.9%
c/o Bernard M. Marcus
11261 N.W. 18th Street
Plantation, Florida 33323
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Webnet Design, LLC                                    2,090,000                                8.3%
 c/o Bernard M. Marcus
11261 N.W. 18th Street
Plantation, Florida 33323
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Bernard M. Marcus (3)                                 7,099,590                               28.2%
11261 N.W. 18th Street
Plantation, Florida 33323
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Irving Marcus (4)                                          0                                     0%
c/o Bernard M. Marcus
11261 N.W. 18th Street
Plantation, Florida 33323
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Linda Marcus (5)                                      7,099,590                               28.2%
c/o Bernard M. Marcus
11261 N.W. 18th Street
Plantation, Florida 33323
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Anthony Ottaviano                                          0                                     0%
c/o Nuweb Solutions
545 Madison Avenue
New York, New York 10022
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Michael Ciccoricco )                                       0                                     0%
c/o Nuweb Solutions
545 Madison Avenue
New York, New York
10022
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Michael Wainstein (6)                                 7,044,860                               27.9%
c/o Hanover Capital Corporation
505 Park Avenue
New York, New York 10022
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Robert Frome (6)                                      7,044,860                               27.9%
c/o Hanover Capital Corporation
505 Park Avenue
New York, New York
10022
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All executive officers and                           18,235,270                               72.3%
directors as a group
 (2) (3) (4) (5)(6)
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(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. Beneficial ownership exists when a person has either the power to vote or sell our common stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date, whether upon the exercise of options or otherwise.

(2) This number includes 7,099,590 shares beneficially owned by Bernard Marcus. Mr. Chandler has the power to vote Mr. Marcus' shares pursuant to a voting agreement described below.

(3) Mr. Marcus is the Managing Member of Performance Capital Investments, LLC and Webnet Design, LLC. Mr. Marcus' power to vote these shares is limited by a voting agreement entered into with Mr. Chandler as described below.

(4)      Irving Marcus is the father of Bernard Marcus.

(5) Linda Marcus is the wife of Bernard Marcus, and is deemed to be the beneficial owner of shares beneficially owned by him.

(6) The numbers are based upon the transfer records of the Company which show that Mr. Wainstein owns 1,114,000 shares of record and Mr. Frome owns 891,270 shares of record. The numbers also include 5,009,590 shares beneficially owned by Mr. Frome and Mr. Wainstein pursuant to a voting agreement dated November 27, 2000 between Performance Capital Investments, LLC, Mr. From and Mr. Wainstein as disclosed in the
         Schedule 13D filed by these shareholders on November 28, 2000.


                         WE ARE NOT ASKING FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                             SUMMARY OF THE CONSENTS

         The Consents represent approval by holders of a majority of the outstanding shares of common stock of the Company to: (i) adopt the By-Laws in the form attached hereto as Exhibit B and repeal all other by-laws, (ii) elect Irving Marcus and Linda Marcus as directors of the Company, (iii) prohibit the Company from issuing any shares of common or preferred stock until the Company's certificate of incorporation is reinstated by the Delaware Secretary of State, and (iv) amend the Company's certificate of incorporation upon reinstatement so as to prohibit the issuance of common or preferred stock of the Company without approval by a majority of the votes of the stockholders eligible to be cast on the matter.

                           HISTORY BEHIND THE CONSENTS

THE BOARD AND MANAGEMENT OF THE COMPANY

         Before the Consents were executed, the Company's board of directors consisted of the following three persons: Anthony Ottaviano ("Ottaviano"), Michael Ciccoricco ("Ciccoricco") and Bernard Marcus ("B. Marcus"). These three directors were appointed by solicitation of proxies as evidenced by the Company's definitive proxy statement filed on December 21, 2000 (the "2000 Proxy Statement") with the Securities Exchange Commission (the "SEC"). As a result of the 2000 Proxy Statement and solicitations thereunder, Andrew Chandler ("Chandler") was removed as chief executive officer and a director of the Company. Michael Wainstein, Esq. ("Wainstein") and Robert Frome, Esq. ("Frome") are listed as participants in the 2000 Proxy Statement. Wainstein and Frome are the principal officers and are shareholders of Hanover Capital Corporation ("Hanover Capital"), a financial advising and consulting firm. Since April 20, 2000, Hanover Capital has been engaged by the Company as a consultant to advise on the business and financial affairs of the Company for a monthly fee of $3,500, adjusting upwardly if Hanover Capital finds investors for the Company. Before the Consents, the officers of the Company were Ottaviano and Ciccoricco. Since May 1, 2001 Ottaviano, Ciccoricco and Hanover Capital have managed and controlled the Company's operations and finances.

         In late June 2002, Marcus asked Chandler to execute the Consents to relieve the Company of perceived mismanagement by Ottaviano, Ciccoricco and Hanover Capital.

 THE FRANCHISE TAX PROBLEM

         Since March 1, 2002 the Company's certificate of incorporation has been revoked by the Secretary of State of Delaware due to the Company's failure to pay its franchise taxes and failure to file its 2000 and 2001 franchise tax reports. The amount of delinquent franchise taxes owed by the Company to the state of Delaware is currently $294,603. However, the new board of directors believes this amount can be significantly reduced if the Company takes prompt action to file the delinquent franchise tax reports.

SEC FILINGS

         Since December 21, 2000 the Company has failed to file any reports with the SEC including Form 10-Q's and Form 10-K's.

FEDERAL WITHHOLDING TAXES

         The Company has failed to pay FICA withholding taxes for the third quarter of the 2000 fiscal year even though the Company has received cash and revenue since that time.

THE COMPANY'S CURRENT STATE OF MANAGEMENT AND FINANCIAL AFFAIRS The

         Company has not held an annual meeting in the last several years. The Company has not issued W-2 forms for 2001. Although the Company's business model is dependent on the Internet, the Company has allowed key Internet domain names to expire. The Company has failed to keep a general ledger of accounts payable and accounts receivable, or refuses to produce one for audit and inspection. The Company has not provided the board of directors with financial statements. The Company has not filed its fiscal year 2000 and 2001 tax returns. Bernard Marcus believes that no changes regarding the above have occurred since April 22, 2002.

CURRENT DIRECTORS AND EXECUTIVE

BERNARD M. MARCUS

         Mr. Marcus has been a director of the Company since its inception. Mr. Marcus has been president, secretary and treasurer of the Company since July 2, 2002. Mr. Marcus has been the managing member of Performance Capital Investments, LLC ("PCI") from the date of its formation in February 1998 to present. PCI was formed to invest in companies involved in the adult entertainment business on the Internet. The Company acquired the assets of PCI in May 2000. From 1997 to present, Mr. Marcus has also served as the President of RBG Investments, Inc. ("RBG Investments"), and RBG Management Services, Inc., which are involved in investment banking activities related to the homebuilding industry. On September 26, 2000, Mr. Marcus, RBG Investments, which was a member of the National Association of Securities Dealers, Inc., and certain other persons affiliated with RBG Investments entered into a Letter of Acceptance, Waiver and Consent with NASD Regulation, Inc. (the "NASDR"), pursuant to which Mr. Marcus, RBG Investments and the other persons accepted and consented, without admitting or denying the alleged violations, to entry of certain findings by NASDR (the "AWC"). With respect to Mr. Marcus, the AWC concerned findings that in connection with two private placement offerings, RBG Investments withdrew or caused the withdrawal of funds from the account of the issuer before selling the required number of units in bona fide transactions, failed to properly escrow funds for sales and, in one offering, deposited funds net of commissions. Mr. Marcus, by his actions, was found to have violated SEC Rule 10b-9 and NASR Conduct Rule 2110. Pursuant to the AWC, Mr. Marcus, RBG Investments and the other persons were subjected to a joint and several $10,000 fine and Mr. Marcus was subject to a 60-calendar day suspension from association with any member of the NASR in any capacity. Mr. Marcus is 53 years of age.

MICHAEL A. CICCORICCO

         From December 2000 to July 2, 2002 Mr. Ciccoricco was treasurer of the Company. Since 1997, Mr. Ciccoricco has provided consulting services for the hospitality industry, primarily in connection with the development and opening of nightclubs in New York, New York. From 1995 to 1997, Mr. Ciccoricco served as Chief Executive Officer and Co-Owner of Wireless USA, Inc., a telecommunications/marketing company. Mr. Ciccoricco is 29 years of age.

ANTHONY T. OTTAVIANO

         From December 2000 to July 2, 2002 Mr. Ottaviano was secretary of the Company. Mr. Ottaviano has been a self-employed lawyer in New York, New York since May 2000. From November 1998 to May 2000, Mr. Ottaviano was an associate with Flomenhast, Cannata, LLP. From July 1997 to November 1998, Mr. Ottaviano was a contract attorney with various law firms. Mr. Ottaviano is 32 years of age.

LINDA MARCUS

         Mrs. Marcus is the wife of Bernard Marcus. During the past five years Mrs. Marcus has been a manager of a travel agency and is currently a travel consultant with Palm Coast Travel in Boynton Beach, Florida. Mrs. Marcus resides in Boynton Beach, Florida and is 52 years old.

IRVING MARCUS

         Mr. Marcus is the father of Bernard Marcus. Mr. Marcus has been retired during the past five years. Mr. Marcus is 78 years old.

AS OF THE FILING THIS INFORMATION STATEMENT, ANDREW CHANDLER AND BERNARD MARCUS ARE WITHOUT KNOWLEDGE AS TO THE COMPANY'S COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE HISTORICAL COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY.

                           RATIONALE FOR THE CONSENTS

REASONS FOR THE CONSENTS

         The following discussion of the reasons for signing the Consent contains a number of forward-looking statements that reflect the current views of the Company with respect to future events that may have an effect on its future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

         The following factors were evaluated and reviewed by the consenting stockholders before signing the Consents:

         o The Company's future financial outlook and opportunities under the former board of directors and management, including the disadvantages, challenges and risks associated with continuing to operate under the Company's current business model. In this regard, the stockholders' signing the Consents considered the historical operational, financial and legal problems suffered by the Company under its prior management, the potential for future success under the Company's management and the likelihood of realizing future success under current management;

         o The substantial decline in the market price of the Company's common stock in the past under the Company's current management and the possibility that it could take a long time for the market price of the Company's common stock to return to previous levels, if at all, if the Company continued to operate under current management;

         o The potential that the SEC may revoke the Company's registration;

         o The potential for the Company, under its prior management, to achieve profitability;

         o The potential of the Company having its certificate of incorporation permanently revoked by the Delaware Secretary of State;

         o The potential of the Company getting audited, sued or penalized by the Internal Revenue Service;

         o The potential of a shareholder's derivative lawsuit against the Company; and

         o The potential of the Company being forced into or filing bankruptcy.

         In addition, the interest of certain affiliates and directors were considered. See "Interests of the Company's Officers, Directors in the Consents" below. It was determined that, on balance, the potential benefits to the Company and its stockholders of the action taken by the Consents outweighed any risks or negative impact associated with the Consents. The fact the Company has had its certificate of incorporation revoked and failed to file SEC reports were important factors in the consenting stockholders' decision to execute the Consent. It was concluded that taking the action in the Consents were the best course of action to resolve the Company's operational, financial, legal and management problems.

         The discussion of the information and factors above is not intended to be exhaustive. In view of the number and wide variety of factors considered in connection with the evaluation of the Consents, and the complexity of these matters, it was not useful to, nor was any attempt made to, quantify, rank or otherwise assign relative weights to the specific factors favoring the action taken by the Consents. In addition, there was no undertaking to make any specific determination as to whether any particular factor was favorable or unfavorable to the ultimate determination to take the action in the Consents or to assign any particular weight to any factor, but rather an overall analysis of the factors described above was conducted.

         For the reasons set forth above, it was determined that the Consents are fair and in the best interests of the Company and the Company's stockholders.


THERE CAN BE NO ASSURANCE THAT THE BENEFITS OR OPPORTUNITIES DISCUSSED HEREIN WILL BE ACHIEVED THROUGH THE ACTION TAKEN BY THE CONSENTS.

              INTERESTS OF THE COMPANY'S OFFICERS, DIRECTORS IN THE
                     ACTION TAKEN BY THE CONSENT TRANSACTION

         By virtue of the Consents, Linda Marcus and Irving Marcus have been appointed to the Company's board of directors. Linda Marcus is the wife of Bernard Marcus. Irving Marcus is the father of Bernard Marcus. Additionally, Bernard Marcus and Chandler have entered into a stockholder's voting agreement. See "The Voting Agreement" below.

                              STOCKHOLDER CONSENTS

THE CONSENTS

         In accordance with Section 228 of the Delaware General Corporate Law ("DCGL"), a majority of the 25,214,587 outstanding shares of common stock as of the Record Date was needed to sign the Consents. On July 2, 2002 16,230,000 shares signed the Consents, constituting a majority of the outstanding shares of common stock entitled to vote thereon as of the Record Date. These Consents have also been signed on July 3, 5 and 8, 2002.

         This Information Statement represents the consenting stockholders' notice to non-consenting stockholders of the action taken by the Consents in accordance with Section 228 of the DCGL.

THE VOTING AGREEMENT

         Prior to soliciting the Consents, Performance Capital Investments, LLC ("Performance"), Webnet Design, LLC ("Webnet") and Chandler entered into a voting agreement whereby Performance and Webnet gave Chandler an irrevocable right to vote all of their shares terminating on the date Chandler has acquired the power to vote a majority of the voting power of the Company. Performance and Webnet are controlled by Marcus, a director of the Company, who is the managing member of each entity. A copy of the voting agreement is annexed hereto as Exhibit C.

         IMPACT ON NON-CONSENTING STOCKHOLDERS The Consents have allowed Marcus and Chandler to appoint a majority of the directors of the board of the Company. The Consents have prevented the board from diluting Chandler or other stockholders through the issuance of common or preferred stock.

         The new board of directors has revoked an earlier resolution by the former board of directors which would have amended the Company's certificate of incorporation to increase the number of shares of common stock from 33,333,333 to 100,000,000.

                                    By the Order of the Board of Directors



Plantation, Florida                 /s/  Bernard Marcus /s/
                                    -------------------------------------
July 9, 2002                        Secretary

                                                                       Exhibit A



                           CONSENT OF THE STOCKHOLDERS
                                       OF
                              NUWEB SOLUTIONS, INC.

         The undersigned stockholders, holders of a majority of the outstanding voting power of Nuweb Solutions, Inc., (the "Company"), a Delaware corporation, hereby consent to the following action in lieu of holding a meeting pursuant to the terms of Section 228 of the Delaware General Corporation Law:

         RESOLVED, that the undersigned stockholders constituting a majority of the shares entitled to vote hereby approve and adopt the by-laws in the form attached hereto as Exhibit A and repeal all other by-laws existing subsequent to the date of this consent. It is further

         RESOLVED, that the undersigned stockholders constituting a majority of the shares entitled to vote hereby elect the following directors to fill the vacancies created by the adopted by-laws annexed hereto as Exhibit A:

                           Irving A. Marcus

                           Linda S. Marcus

         RESOLVED, that the Company shall be prohibited from issuing any shares of common or preferred stock until the Company's Certificate of Incorporation is reinstated by the Delaware Secretary of State. It is further

         RESOVED, that upon reinstatement of the Company's Certificate of Incorporation by the Delaware Secretary of State, the Company shall file an amendment to the Company's Certificate of Incorporation prohibiting the issuance of common or preferred stock of the Company without approval by a majority of the votes of the stockholders eligible to be cast on the matter, in the form annexed hereto as Exhibit B.

         RESOLVED, that this consent shall be irrevocable upon its execution.

         RESOLVED, this consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this consent may be actual or facsimile signature.


                                             /s/ Andrew Chandler /s/
Dated: July 2, 2002                          Andrew Chandler

                                             Performance Capital, LLC

                                             By: /s/ Bernard Marcus /s/
Dated: July 2, 2002                          Bernard Marcus, Managing Member

                                             Webnet Design, LLC

                                             By: /s/ Bernard Marcus /s/
Dated: July 2, 2002                          Bernard Marcus, Managing Member

                                                                       Exhibit B



                                     BYLAWS

                                       OF

                              NUWEB SOLUTIONS, INC.

                                  As Adopted on

                                  July 2, 2002


                       Article I. Meetings of Stockholders
                       -----------------------------------


         Section 1. Annual Meeting. The annual meeting of the stockholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation. Business transacted at the annual meeting shall include the election of directors of the Corporation.

         Section 2. Special Meetings. Special meetings of the stockholders shall be held when directed by the Board of Directors, or when requested in writing by the holders of not less than 10 percent of all the shares entitled to vote at the meeting.

         Section 3. Place. Meetings of stockholders may be held within or without the State of Delaware.

         Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 20 nor more than 60 days before the meeting, either personally, by facsimile or by first class mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting to each stockholder of record entitled to vote at such meeting. If faxed or mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage there on prepaid, or when transmitted via facsimile to the last known facsimile number of the stockholder as kept by the secretary of the Corporation. The provisions of Section 229 of the Delaware General Corporation Law (the "DGCL") as to waiver of notice are applicable.

         Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each stockholder of record on the new record date entitled to vote at such meeting.

         Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting.

         In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

         If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the day preceding the day on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders.

         When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

         Section 7. Stockholder Quorum and Voting. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

         If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the stockholders unless otherwise provided by law provided however that the directors of the Corporation shall be elected by a plurality of such shares.

         After a quorum has been established at a stockholders' meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

         Section 8. Voting of Shares. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, unless otherwise provided in the Certificate of Incorporation, as amended.

         Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

         A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact.

         At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

         Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate stockholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of conflicting designation by the corporate stockholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate stockholder shall be presumed to possess, in that order, authority to vote such shares.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

         On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

         Section 9. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting of a stockholders' duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

         Every proxy must be signed by the stockholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

         The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

         If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

         If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

         Section 10. Action by Stockholders without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Corporation to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

         Promptly after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the DGCL, as amended.

                              Article II. Directors
                              ---------------------

         Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

         Section 2. Qualification. Directors need not be residents of this state or stockholders of this Corporation.

         Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

         Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

         In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

                  (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

                  (b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence, or

                  (c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

         A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

         A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

         Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

         Section 6. Number. This Corporation shall have no less than two nor greater than nine directors. The number of directors may be established from time to time by resolution of the Board of Directors or by a vote or consent of the stockholders, but no decrease shall have the effect of shortening the terms of any incumbent director.

         Section 7. Election and Term. Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         At the first annual meeting of stockholders and at each annual meeting thereafter the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

         Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors or by a vote or consent of the stockholders. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

         Section 9. Removal of Directors. At a meeting of the stockholders called expressly for that purpose, or by written consent, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

         Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

                  (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                  (b) The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                  (c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

         Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

         Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the second Tuesday of September of each year. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, facsimile transmission, or telegram at least one business day before the meeting.

         Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

         Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

         Meetings of the Board of Directors may be called by the president of the Corporation or by any director.

         Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

         Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee.

                              Article III. Officers
                              ---------------------

         Section 1. Officers. The officers of this Corporation shall consist of a president, one or more vice presidents, secretary, and treasurer, and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

         Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the president.

         The president shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the stockholders and the Board of Directors.

         The vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the president and shall act whenever the president shall be unavailable.

         The secretary shall have custody of and maintain all of the corporate records except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the Board of Directors or the president, and shall perform such other duties as may be prescribed by the Board of Directors.

         The treasurer shall be the chief financial and accounting officer. He shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

         Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

         Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

         Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the stockholders.

         Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

                         Article IV. Stock Certificates
                         ------------------------------

         Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

         Section 2. Form. Certificates representing shares in this Corporation shall be signed by the president or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof. The signature of the president or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

         Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, such restrictions.

         Each certificate representing shares shall state upon its face: the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

         Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

         Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the "Act"), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

         Section 5. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

                          Article V. Books and Records
                          ----------------------------

         Section 1. Books and Records. This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

         This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

         Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

         Section 2. Stockholder's Inspection Rights. Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of stockholders and to make extracts therefrom.

         Section 3. Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

         Upon the written request of any stockholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such stockholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

         The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent.

                              Article VI. Dividends
                              ---------------------

         The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

                           a. Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the stockholders receiving the same concurrently with the distribution.

                  b. Dividends may be declared and paid in the Corporation's own treasury shares.

                  c. Dividends may be declared and paid in the Corporation's own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

                                    (1) If a dividend is payable in shares
                  having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

                                    (2) If a dividend is payable in shares
                  without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the stockholders receiving such dividend concurrently with the payment thereof.

                           d. No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

                           e. A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

                           Article VII. Corporate Seal
                           ---------------------------

         The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

                             Article VIII. Amendment
                             -----------------------

         These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors.

                                                                       Exhibit C


                         STOCKHOLDERS' VOTING AGREEMENT
                         ------------------------------



         THIS STOCKHOLDERS' VOTING AGREEMENT (the "Agreement") is entered into as of this 2nd day of July, 2002 by and among Andrew Chandler, Performance Capital, LLC and Webnet Design, LLC (collectively the "Stockholders"), stockholders of Nuweb Solutions, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Stockholders presently beneficially own the following issued and outstanding shares of common stock (the "Shares") of the Company, respectively:

                  Name of                                     Number of
                  Stockholder                                   Shares
                  -----------                                   ------

                  Andrew Chandler                              9,130,410

                  Performance Capital, LLC                     5,009,590

                  Webnet Design, LLC                           2,090,000

         WHEREAS, the Stockholders desire to insure that, so long as this Agreement is in effect, all of the Shares owned by the Stockholders will be voted as a unit upon all matters set forth in this Agreement, at all meetings of the stockholders and in connection with any consent of stockholders in lieu of a meeting.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, it is agreed as follows:

         1. Adoption of By-Laws. The Stockholders agree to execute written consents to vote the Shares by written consent of the Company's stockholders without a meeting on a continuing daily basis so as to adopt the by-laws annexed hereto as Exhibit "A" and repeal all other by-laws of the Company.

         2. Election of Directors. The Stockholders agree to execute written consents to vote the Shares by written consent of the Company's stockholders without a meeting on a continuing daily basis so as to elect the following two directors, or their nominees to be directors of the Company to fill the vacancies created by the newly adopted by-laws:

                  Irving Marcus

                  Linda Marcus

         3. Issuance of Preferred Stock. The Stockholders agree to execute written consents to vote the Shares by written consent of the Company's stockholders without a meeting on a continuing daily basis so as to prohibit the Company from issuing any shares of preferred stock until the Company's Certificate of Incorporation is reinstated by the Delaware Secretary of State.

         4. Amendment to Certificate of Incorporation. The Stockholders agree to execute written consents to vote the Shares by written consent of the Company's stockholders without a meeting on a continuing daily basis so as to amend the Company's Certificate of Incorporation, upon reinstatement by the Delaware Secretary of State, to prohibit the issuance of preferred stock without the approval of a majority of the stockholders entitled to vote, in the form annexed hereto as Exhibit B.

         5. Authority of Andrew Chandler. During the term of this Agreement, Andrew Chandler shall have the exclusive right to vote the Shares owned by Performance Capital, LLC and Webnet Design, LLC, and if either company fails to immediately execute any consents, proxies or ballots, Andrew Chandler shall be authorized to vote the Shares by executing consents, proxies and ballots.

         6. Term of this Agreement. This Agreement shall commence on the date the last of the Stockholders executes this Agreement and shall terminate on the date that Andrew Chandler has the power to vote a majority of the voting power of the Company.

         7. Irrevocable. Until terminated as provided in paragraph 6 hereof, this Agreement shall be irrevocable and binding in the same manner as an irrevocable proxy upon each of the Stockholders, their heirs and assigns, and upon all subsequent owners of the Shares . This Agreement is a stockholders voting agreement within the meaning of Section 218 of the Delaware General Corporation Law. Upon execution of this Agreement an appropriate legend evidencing this Agreement shall be placed upon all stock certificates owned by Performance Capital, LLC and Webnet Design, LLC.

         8. Construction. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         10. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         11. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations


         IN WITNESS WHEREOF, the Stockholders hereto have executed this Agreement as of the date of their respective signatures written below.

WITNESSES:

_________________                                    By:/s/ Andrew Chandler /s/
                                                            Andrew Chandler

_________________                                    By:/s/ Bernie Marcus /s/
                                                            Bernard Marcus



                                                     Performance Capital, LLC


_________________                                    By: /s/ Bernie Marcus /s/
                                                             Bernard Marcus,
                                                             Managing Member

                                                     Webnet Design, LLC


_________________                                    By: /s/ Bernie Marcus /s/
                                                             Bernard Marcus,
                                                             Managing Member



                                      C-3